Exhibit 10.2
 FIRST AMENDMENT TO TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) is dated as of May [23], 2025, between TXNM ENERGY, INC., a New Mexico corporation (the “Borrower”), the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), with Wells Fargo Bank, National Association, as the sole bookrunner and lead arranger solely in connection with this Amendment (the “Lead Arranger”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Loan Agreement (as defined below).

R E C I T A L S

WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent are parties to that certain Term Loan Agreement, dated as of June 30, 2023 (as may be amended or modified from time to time, the “Loan Agreement”);

WHEREAS, the Borrower has requested certain modifications to the Loan Agreement as described below; and

WHEREAS, the Administrative Agent and the Lenders party hereto are willing to agree to such modifications and the other provisions contained herein, subject to the terms set forth herein as more fully set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

A G R E E M E N T

1.Amendment to Loan Agreement.
(a)    The definition of “Change of Control” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Change of Control” means the occurrence of any of the following: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all Capital Stock that such person or group has the right to acquire (other than pursuant to the Merger Agreement) (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of twenty-five percent (25%) of the Capital Stock of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); (b) during any period of twenty-four (24) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; (c) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall (other than pursuant to the Merger Agreement) have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of Borrower, or control over the Voting Stock of the Borrower on a fully-diluted basis (and taking into account all such Voting Stock that such Person or group has the right to acquire pursuant to any option right) representing twenty-five percent (25%) or more of the combined voting power of such Voting Stock; or (d) any event or condition relating to a change of control of the Borrower (including any “fundamental change” or “make-whole fundamental change” or similar occurrence; but excluding the entering into of the Merger Agreement) which permits the holder or holders of Indebtedness or other securities (including any Equity Preferred Securities, Hybrid Securities or Replacement Securities) of the Borrower or any of its Subsidiaries or any Hybrid Vehicle, as applicable, in an aggregate principal amount of $40,000,000 or more, or any agent or trustee for such holder or holders, to require payment, purchase, redemption or defeasance of such Indebtedness prior to its maturity.
(a)The definition of “Merger Transactions” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Merger Transactions” means (i) the entering into of that certain Agreement and Plan of Merger, dated as of May 18, 2025 (together with the exhibits and disclosure schedules thereto, but without giving effect to any amendment, waiver or consent that is materially adverse to the interests of the Lenders in their respective capacities as such without the consent of the Administrative Agent, the “Merger Agreement”), among Troy ParentCo LLC (“Parent”), Troy Merger Sub Inc. (“Merger Sub”) and the Borrower, pursuant to which Merger Sub will be merged with and into the Borrower, the Borrower will be the surviving entity in the merger and the Borrower will become a subsidiary of Parent, and (ii) the consummation of the transactions set forth in the Merger Agreement.
(c)The definition of “Avangrid” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety.
(d)Section 5.2 and Exhibit A of the Loan Agreement are each hereby deleted in their entirety.
2.Merger Agreement; Waivers.
(a)The Borrower has informed the Administrative Agent and the Lenders that (i) the Borrower has entered into that certain Agreement and Plan of Merger, dated as of May 18, 2025 (together with the exhibits and disclosure schedules thereto, but without giving effect to any amendment, waiver or consent that is materially adverse to the interests of the Lenders in their respective capacities as such without the consent of the Administrative Agent, the “Merger Agreement”) among Troy ParentCo LLC (“Parent”), Troy Merger Sub Inc. (“Merger Sub”) and the Borrower, pursuant to which Merger Sub will be merged with and into the Borrower, the Borrower will be the surviving entity in the merger and the Borrower will become a subsidiary of Parent, and (ii) the entering into of the Merger Agreement is not expressly permitted pursuant to the definition of “Change of Control” and an Event of Default could be construed to have occurred and be continuing pursuant to Section 9.1(i) of the Loan Agreement (the “Potential Covenant Default”). In addition, other Defaults or Events of Default may have occurred and be continuing pursuant to Section 9.1(f)(ii) of the Loan Agreement as a result of any cross-default arising thereunder from the entering into of the Merger Agreement pursuant to the terms of any other Indebtedness (the “Potential Cross Defaults”; and together with the Potential Covenant Default, and any other Default or Event of Default which may have occurred solely as a result of the Borrower’s entering into the Merger Agreement, the “Potential Specified Defaults”).
(b)The Borrower has requested that the Administrative Agent and the Lenders waive each of the Potential Specified Defaults pursuant to Section 11.6 of the Loan Agreement. Effective as of the Effective Date (as defined below), and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Administrative Agent and the Lenders hereby agree to (i) waive each of the Potential Specified Defaults and (ii) waive any interest or fees that may have accrued at the post-Default rate pursuant to Section 3.1(b) of the Loan Agreement prior to the date hereof solely in connection with each of the Potential Specified Defaults.
(c)The Borrower acknowledges and agrees that the closing of the transactions described in the Merger Agreement shall constitute a “Change of Control” under the Loan Agreement and shall be prohibited pursuant to the terms of Section 8.2(a) of the Loan Agreement, and shall result in an Event of Default under Section 9.1(i) of the Loan Agreement, and nothing contained in this Section 2 or elsewhere in this Amendment is intended to waive or limit or should be construed as waiving or limiting the Lenders’ rights and remedies relating to any Default or Event of Default resulting therefrom.
(d)The waivers set forth above shall be limited precisely as written and relate solely to the Potential Specified Defaults in the manner and to the extent described above, and nothing in this Amendment shall be deemed to (i) constitute a waiver of compliance by the Borrower with respect to any other term, provision or condition of the Loan Agreement, any other Loan Document or any other instrument or agreement referred to therein or (ii) prejudice any right or remedy that the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Loan Agreement, any other Loan Document or any other instrument or agreement referred to therein. For the avoidance of doubt, none of the Administrative Agent or the Lenders is hereby waiving, or agreeing to waive in the future, any other Default or Event of Default under the Loan Agreement. Nothing herein shall be construed to require the Administrative Agent or the

Lenders to grant (or consent to) any future or additional waiver of any event under or in connection with the Loan Agreement or the transactions contemplated thereby.

3.Effectiveness. This Amendment shall be effective as of the date hereof (the “Effective Date”); provided that on or before such date the Administrative Agent and the Lead Arranger shall have received:

(a) copies of this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders; and

(b)payment of the fees and expenses of counsel for the Administrative Agent and Lead Arranger in connection with this Amendment.

4.Ratification of Loan Agreement. The term “Loan Agreement” as used in each of the Loan Documents shall hereafter mean the Loan Agreement as amended and modified by this Amendment and as amended and modified from time to time hereafter. Except as herein specifically agreed, the Loan Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. Each party hereto acknowledges and consents to the modifications set forth herein and agrees that, other than as explicitly set forth in Sections 1 and 2 above, this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents (including, without limitation, the indemnity obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Loan Document.

5.Authority/Enforceability. The Borrower represents and warrants as follows:

(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws or similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment that has not been obtained or completed.
6.Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that (a) the representations and warranties of the Borrower set forth in Section 6 of the Loan Agreement, as amended by this Amendment, are true and correct in all material respects (except to the extent that any such representation and warranty that is qualified by materiality, Material Adverse Effect or Material Adverse Change shall be true and correct in all respects) as of the date hereof, unless they specifically refer to an earlier date, except that all references in Section 6.7 of the Loan Agreement to December 31, 2022 shall be changed to December 31, 2024 for purposes hereof, (b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default, and (c) it has no claims, counterclaims, offsets, credits or defenses to its obligations under the Loan Documents, or to the extent it has any, they are hereby released in consideration of the Administrative Agent and the Lenders party hereto entering into this Amendment.

7.No Conflicts. The Borrower represents and warrants that the execution and delivery of this Amendment, the consummation of the transactions contemplated herein and in the Loan Agreement (before and after giving effect to this Amendment), and the performance of and compliance with the terms and provisions hereof by the Borrower will not (a) violate, contravene or conflict with any provision of its articles or certificate of incorporation, bylaws or other organizational or governing document, (b) violate, contravene or conflict with any law, rule, regulation (including, without limitation, Regulation U and Regulation X), order, writ, judgment, injunction, decree or permit applicable to the Borrower, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which the Borrower is a party or by which it or its properties may be bound, the violation of which would have or would be reasonably expected to have a Material Adverse Effect or (d) result in or require the creation of any Lien upon or with respect to the Borrower’s properties.

8.Counterparts/Telecopy. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, including both paper and electronic counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person. This Amendment may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper hereof which has been converted into electronic form (such as scanned into PDF format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. For purposes hereof, “Electronic Signature” shall have the meaning assigned to it by 15 USC §7006, as it may be amended from time to time.

9.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES).

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

TXNM ENERGY, INC.,
a New Mexico corporation

By: /s/ Sabrina G. Greinel
Name:    Sabrina G. Greinel
Title:    Vice President and Treasurer

Signature Page to First Amendment to Term Loan Agreement

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
individually in its capacity as a Lender and in its capacity as Administrative Agent

By: /s/ Whitney Shellenberg
Name: Whitney Shellenberg
Title: Executive Director

BOKF, NA dba BANK OF ALBUQUERQUE,
as a Lender

By: /s/ Michael D. Bickel
Name: Michael D. Bickel
Title: Senior Vice President

Signature Page to First Amendment to Term Loan Agreement

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By: /s/ Amit Vasani
Name: Amit Vasani
Title: Authorized Signatory

Signature Page to First Amendment to Term Loan Agreement

INTESA SANPAOLA S.P.A., NEW YORK BRANCH,
as a Lender

By: /s/ Javier Richard Cook
Name: Javier Richard Cook
Title: Managing Director

By: /s/ Jennifer Feldman Facciola
Name: Jennifer Feldman Facciola
Title: Business Director

Signature Page to First Amendment to Term Loan Agreement

THE BANK OF NOVA SCOTIA,
as a Lender

By: /s/ David Dewar
Name: David Dewar
Title: Director

Signature Page to First Amendment to Term Loan Agreement

MUFG BANK, LTD.,
as a Lender

By: /s/ Jeffrey Fesenmaier
Name: Jeffrey Fesenmaier
Title: Managing Director

Signature Page to First Amendment to Term Loan Agreement